Thrivent Variable Annuity Account I (05)
Supplement dated May 27, 2022, to the Statutory Prospectus dated April 30, 2022
Supplement dated May 27, 2022, to the Initial Summary Prospectus (“ISP”) dated April 30, 2022
1.The Thrivent Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider maximum fee shown on page 32 of the Statutory Prospectus and page 7 of the Initial Summary Prospectus is changed to 1.25%. The current fee is changed to 1.25% for the Moderately Aggressive, 1.25% for the Moderate, and 0.75% for the Moderately Conservative Allocations.
2.The maximum Charges for Optional Benefits for the Prior Contract sold before 2005, on Page 13 of the Statutory Prospectus, are changed to match the current charges.
3.The Base Contract Expenses section of the table at the bottom of page 11 in both the Statutory and Initial Summary Prospectus are replaced as follows:
	Maximum	Current
Base Contract Expenses[4]
Basic Death Benefit (Years 1-7)	1.25%	1.25%
Basic Death Benefit (Years 1-8)	1.15%	1.00%
Please include this Supplement with your Statutory and Initial Summary Prospectus.
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